UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020 (November 17, 2020)

OTR Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39708	85-2136914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1395 Brickell Ave, Suite 800 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  305-697-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	OTRAU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	OTRA	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	OTRAW	The NASDAQ Stock Market LLC

Item 1.01.  Entry into a Material Definitive Agreement.

On November 17, 2020, OTR Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,447,350 units (“Units”), including 447,350 Units resulting from the partial exercise by the underwriters in the IPO (the “Underwriters”), of a 45-day option to purchase up to an aggregate of 1,500,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”) granted to the Underwriters by the Company, pursuant to the Underwriting Agreement. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”) and one-half of one redeemable warrant (“Public Warrant”), each whole warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $104,473,500. Pursuant to the Over-Allotment Option, the Underwriters retain an option to purchase up to 1,052,650 additional Units.

In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement. On November 17, 2020, the Registration Statement (as defined below) was declared effective by the Securities and Exchange Commission.

●	An Underwriting Agreement, dated November 17, 2020, between the Company and Maxim Group LLC as representative of the several underwriters;

●	An Investment Management Trust Agreement, dated November 17, 2020, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated November 17, 2020, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated November 17, 2020, by and between the Company and the Sponsor (as defined below);

●	A Letter Agreement, dated November 17, 2020, by and among the Company, its officers, its directors and the Sponsor;

●	A Private Placement Warrant Purchase Agreement, dated November 17, 2020, by and between the Company and the Sponsor; and

●	An Administrative Services Agreement, dated November 17, 2020, by and between the Company and the Sponsor.

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 5,817,757 warrants (“Placement Warrants”) to OTR Acquisition Sponsor LLC (the “Sponsor”) at a price of $1.00 per Placement Warrant, generating total proceeds of $5,817,757. The Placement Warrants (and the underlying securities) are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2020, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Company’s registration statement on Form S-1 (File No. 333-248093) (collectively, the “Registration Statement”) and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.  Other Events.

A total of $107,085,337.50 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes and interest to pay any dissolution expenses, none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated November 17, 2020, by and between the Company and Maxim Group LLC

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated November 17, 2020, by and between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Agreement, dated November 17, 2020, by and between Continental Stock Transfer & Trust Company and the Company

10.2	Registration Rights Agreement, dated November 17, 2020, by and among the Company and the Sponsor

10.3	Letter Agreement, dated November 17, 2020, by and among the Company, its officers and directors and Sponsor

10.4	Private Placement Warrants Purchase Agreement, dated November 17, 2020, by and between the Company and Sponsor

10.5	Administrative Services Agreement, dated November 17, 2020, by and between the Company and Texas Ventures Mgmt, LLC

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2020

OTR Acquisition Corp.

By:	/s/ Nicholas J. Singer
Name: Nicholas J. Singer
Title: Chief Executive Officer